UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, August 7, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 on Wednesday, August 7, 2024 at 4:00 p.m. local time. The Annual Meeting is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors;

2.	To ratify the appointment of the accounting firm BDO USA, P.C. as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2024; and

3.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on June 10, 2024 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy card in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet whether or not you expect to attend the Annual Meeting. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

/s/ Ashley B. Smith
Ashley B. Smith
Chairman

Midland, Virginia
June 24, 2024

Important Notice Regarding the Internet Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on August 7, 2024. Pursuant to Securities and Exchange Commission rules we have elected to utilize the "notice and access" option of providing electronic copies of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly accessible website. The Company's Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2023 are available on the Internet and may be accessed at https://www.iproxydirect.com/SMID.

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SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, August 7, 2024, at 4:00 p.m. local time at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being sent to stockholders of record on or about June 10, 2024, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: https://www.iproxydirect.com/SMID

Stockholders of record at the close of business on June 10, 2024 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about the record date, 5,296,659 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), were issued and outstanding. The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal one is considered a non-routine matter and, therefore, brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers.

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of BDO USA, P.C. as the Company’s independent auditors for the year ending December 31, 2024 will be required for approval. An abstention will be counted as a vote against this proposal.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2023 and December 31, 2022 is available online at https://www.iproxydirect.com/SMID to all Stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Company's Secretary prior to the Annual Meeting, or by submitting a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. Proxies that are signed and returned but do not include voting instructions will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of the proposal to ratify and approve the selection of BDO USA, P.C. as the independent auditors for the Company for the year ending December 31, 2024.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

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Proposal No.1

ELECTION OF DIRECTORS

Five Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his or her successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that Stockholders vote FOR election of the five nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Ashley B. Smith	62	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

James Russell Bruner	68	2018	Director

Matthew I. Smith	57	2023	Director, Vice President of Sales & Marketing, and President of Concrete Safety Systems

Read Van de Water	60	2023	Director

Richard Gerhardt	57	2016	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Ashley B. Smith.  Chairman of the Board of Directors, Chief Executive Officer, and President. Ashley B. Smith has served as Chairman of the Board of Directors since January 2023, Chief Executive Officer of the Company since 2018, President of the Company since 2012, and as a Director since 1994. Mr. Smith was Vice President of the Company from 1990 to 2011. He is a past Chairman of the National Precast Concrete Association. Mr. Smith serves on the Board of Trustees of Bridgewater College in Bridgewater, Virginia. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience gives him the qualifications and skills necessary to serve in the capacity as a director of the Company.

James Russell Bruner. Director. Mr. Bruner has served as a member of the Board of Directors of the Company since 2018. Mr. Bruner has served as Chairman of Maersk Line, Limited (“Maersk Line”) since November 2016 and was President and Chief Executive Officer of Maersk Line from 2014 to 2017. Maersk Line owns and operates a fleet of container and tanker ships that are under the flag of the United States. These ships support military, government and humanitarian missions through the transportation of United States government cargo on an international basis. Maersk Line operates as a subsidiary of A.P. Moller-Maersk A/S, an integrated transport and logistics company headquartered in Copenhagen, Denmark. Mr. Bruner attended Bridgewater College in Virginia. He is a graduate of the University of Michigan Executive Program and Harvard Business School's Advanced Management Program. The Company believes that Mr. Bruner's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

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Matthew I. Smith. Director, Vice President of Sales & Marketing, and President of Concrete Safety Systems. Mr. Smith has served as a member of the Board of Directors of the Company since December 2023. Mr. Smith is the Vice President of Sales & Marketing of the Company and the President of Concrete Safety Systems, the barrier rental division of Smith-Midland. He has served in these roles since 2008 and 2015, respectively. Prior to his appointment as a member of the Board of Directors, Mr. Smith served as an Advisor to the Board. He is active in the local community, serving as a member of the Board of Directors for Leadership Fauquier and as a Fauquier County Planning Commissioner. Mr. Smith is a past president and current board member of the Precast Concrete Association of Virginia. He has a bachelor’s degree in Business Administration from Bridgewater College. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience gives him the qualifications and skills necessary to serve in the capacity as a director of the Company.

Read Van de Water. Director. Ms. Van de Water has served as a member of the Board of Directors of the Company since December 2023. She has served as Senior Vice President of External Affairs of Safran USA since 2011. Safran USA is an international high-technology aerospace, defense, and space company. Ms. Van de Water served as Chairman of the Board for the National Mediation Board from 2005 to 2009 and was a board member from 2003 to 2009. Ms. Van de Water served as the Assistant Secretary for Aviation & International Affairs for the U.S. Department of Transportation from 2001 to 2003 and as Legislative Counsel of International Trade and Health Care for The Business Roundtable from 1997 to 2001. Ms. Van de Water received her J.D. from The Georgetown University Law Center. She is also a graduate of Elliot School of International Affairs at George Washington University, and The University of the South: Sewanee. The Company believes that Ms. Van de Water’s current and past business and government-related experience provides her with the knowledge and skills necessary to serve in the capacity as a director of the Company.

Richard Gerhardt. Director. Mr. Gerhardt has served as a member of the Board of Directors of the Company since 2016. He is currently the Corporate Development Officer for Paladin Technologies, LLC, a building systems network company. Mr. Gerhardt previously served as the President of Sales Services International, Inc., a consulting firm, and Chief Sales Officer for IMEX Global Solutions, Inc., a logistics company, since April 2020, and is serving as a Fauquier County, Virginia Supervisor for the Cedar Run Magisterial District since 2016. From 2003 to 2014, Mr. Gerhardt served in an escalating succession of positions for three global shipping and logistic companies: DHL Global Mail, ESI Global Logistic and MSI Worldwide. His eight years as President, Chief Operating Officer, and shareholder of MSI Worldwide culminated in its acquisition by Belgian Post. Mr. Gerhardt holds a Bachelor of Arts in Business Administration with a minor in Economics from Washington College in Chestertown, Maryland. The Company believes that Mr. Gerhardt's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently James Russell Bruner, Read Van de Water, and Richard Gerhardt are independent directors of the Company as determined under the NASDAQ listing standards. Ashley B. Smith and Matthew I. Smith are not considered independent in view of their positions as current employees of the Company.

Meetings of the Board of Directors

The Board of Directors met formally three times during 2023 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent. All of the Company’s current directors attended all of the meetings of the Board of Directors in person and the respective committees of which they are members.

No Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers, with the exception of Ashley B. Smith and Matthew I. Smith, who are brothers. There are no related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

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Nominating and Governance Committee

The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Nominating and Governance Committee held three meetings during the fiscal year ended December 31, 2023.

As of the record date, the members of the Nominating and Governance Committee consisted of James Russell Bruner, Read Van de Water (Chairperson), and Richard Gerhardt. All of the members of the Nominating and Governance Committee have been determined to meet the applicable Nasdaq Marketplace and SEC rules for independence. The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•

considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by stockholders, directors, officers, employees and others;

•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board of Directors;
•

reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;

•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•

reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. In order to be timely, the notice must be delivered:

•

in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or if the public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date public disclosure of the annual meeting was first made; and

•

in the case of a special meeting, a purpose of which is the election of one or more Board members, not less than 90 days nor more than 120 days prior to the date of such special meeting or if the public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the date public disclosure of the special meeting was first made.

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The stockholder’s notice to the Secretary must set forth, among other things:

•	each person whom the stockholder proposes to nominate for election as a director

o	the nominee’s name, age, business address and residence address;
o	the nominee’s principal occupation and employment (present and for the past five (5) years);
o	the completed and signed questionnaire and representation agreement required by the Company’s by-laws;
o

all information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and a written statement of intent to serve as a director for the full term if elected;

o

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand; and

o

such other information as may reasonably be required by the Company or its Board of Directors, in its sole discretion, to determine (a) the eligibility of such proposed nominee to serve as a director of the Company, (b) whether such nominee qualifies as an independent director or audit committee financial expert under applicable law, securities exchange rule or regulation, or (c) such other information that the Board of Directors determines, in its sole discretion, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

•	the stockholder giving the notice

o	the name and address of such stockholder, as they appear on the Company’s books, and such beneficial owner, if any, and any persons that are acting in concert therewith;
o

a representation that the stockholder giving the notice is a holder of record of voting stock entitled to vote at such meeting, will continue to be a stockholder of record of voting stock entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to make such nomination or to propose such business;

o

the class or series and number of shares of the Company which are, directly or indirectly, owned of record and owned beneficially by such stockholder, such beneficial owner and their respective affiliates or associates, or others acting in concert therewith,

o

any derivative instrument related to any security of the Company directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any of their respective affiliates or associates, or others acting in concert therewith;

o

any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith has or pursuant to any proxy, contract, understanding or relationship may acquire any right to vote any security of the Company;

o

any performance-related fees that such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, is entitled to based on any on any increase or decrease in the value of securities of the Company or derivative instruments related to any security of the Company or short interests in any security of the Company;

o

any direct or indirect interest, including significant equity interests or any derivative instruments or short interests in any competitor of the Company held by such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith;

o

if any such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, intends to engage in a solicitation with respect to a nomination, a statement disclosing the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and a representation that such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert, therewith intends to deliver a proxy statement and form of proxy to holders of at least sixty-seven percent (67%) of the voting stock;

o

a certification that each such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Company and such person’s acts or omissions as a stockholder of the Company;

o

the names and addresses of other shareholders (including beneficial owners) known by any such stockholder, such beneficial owner or any of their respective affiliates or associates, or others acting in concert therewith, to financially or otherwise materially support such nomination and to the extent known the class and number of all shares of the Company’s capital stock owned beneficially or of record by, and any other information contemplated by the Company’s by-laws with respect to, such other stockholders or other beneficial owners;

o

all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such stockholder, such beneficial owner and their respective affiliates or associates, or others acting in concert therewith, if any; and

o

any other information relating to such stockholder, such beneficial owner or any of their respective affiliates or associates or others acting in concert therewith, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting. If stockholder giving the notice (or a qualified representative thereof) does not appear at the annual meeting of stockholders of the Company to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company.

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The Nominating and Governance Committee will consider certain minimum qualifications for serving as a director including that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee will examine a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee will also seek to have the Board represent a diversity of backgrounds in regards to the anticipated needs of the Company as a whole to leverage the experience and education of each director in achieving the goals of the Company. The Nominating and Governance Committee will not assign specific weights to particular criteria and no particular criterion will necessarily be applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee will identify potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee will look for persons meeting the criteria above and take note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. If the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee will request a resume and other information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process will not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Compensation Committee reviews and assesses the adequacy of its charter annually. The Compensation Committee held four meetings during the fiscal year ended December 31, 2023.

As the record date, the members of the Compensation Committee consisted of James Russell Bruner, Read Van de Water, and Richard Gerhardt (Chairperson). Each member of the Compensation Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of compensation committee members by Nasdaq Marketplace and applicable SEC rules.

The Compensation Committee assists the Board in determining the compensation of the Company’s executive officers, board advisers, and directors of the Company, including but not limited to, the grant of restricted stock pursuant to the 2016 Stock Incentive Plan or other plan that may be established. The Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•

approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•

reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);

•	evaluating the level and form of compensation for Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•

advising the Board on compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;

•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•

reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement and recommending that such disclosures be included in our annual report on Form 10-K and proxy statement.

The Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an officer or employee of the Company, or has or had at any time any relationship with the Company that requires disclosure under Item 404 of Regulation S-K.

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Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Audit Committee held three meetings during the fiscal year ended December 31, 2023 and met informally on a number of occasions.

As of the record date, the members of the Audit Committee consisted of James Russell Bruner (Chairperson), Read Van de Water, and Richard Gerhardt. Each member of the Audit Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of audit committee members by Nasdaq Marketplace and applicable SEC rules. The Board has determined that Mr. Bruner is an audit committee "financial expert,” within the meaning of applicable SEC rules based upon his education, as he is a graduate of the University of Michigan Executive Program and Harvard Business School’s Advanced Management Program, and business-related experience.

The formal report of the Audit Committee is included in this proxy statement.

The Audit Committee oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm.

The Audit Committee has recommended that the audited financial statements for fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

Currently, the Company combines the roles of Chairman of the Board and Chief Executive Officer. Ashley B. Smith is Chairman of the Board and Chief Executive Officer. The Company believes that Mr. Ashley B. Smith's history with the Company makes him an appropriate person to provide Chairman oversight. The Company has no lead independent director.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets. While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis. Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

The Company adopted a code of ethics that applies to the Chief Executive Officer, Chief Financial Officer, Corporate Controller, and persons performing similar functions. The Board of Directors approved the code of ethics at their meeting on December 17, 2003. A copy may be obtained without charge by requesting one in writing from Secretary, Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, VA 22728. The code of ethics is also posted on the Company's website at www.smithmidland.com on the home page.

Insider Trading Policy

The Company has adopted an insider trading policy and related procedures governing the purchase, sale or other disposition of the Company’s securities by the Company and its directors, officers and employees, which are designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, the insider trading policy prohibits short sales of the Company’s stock, certain forms of hedging or monetizing transactions, holding the Company’s stock in a margin account, or pledging the Company’s stock as collateral for a loan without prior advance approval from our Chief Executive Officer (no such advance approvals were granted to directors or named executives officers in 2023).

Communications between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

10

Director Attendance at Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature. All of the Company’s active directors, at the time of the 2023 Annual meeting, attended. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

For 2023, non-executive officer Directors received $3,000 per meeting as compensation for their services as Directors, with an additional $3,000 annual fee for service as the chair of the Audit Committee and a $3,000 annual fee for service as the chair of the Compensation Committee. Effective January 1, 2024, all non-executive officer Directors receive $40,000 per year, with $10,000 paid quarterly, as compensation for their services as Directors. Additionally, all non-executive officer Directors receive $15,000 in stock annually which vests immediately.

The Company does not pay any additional compensation to directors who are members of management, but the Company reimburses all directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings or otherwise in their capacity as directors.

Director Compensation Table for 2023

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Ashley B. Smith (1)	—	—	—	—	—	—	—
James Russell Bruner	12,000	—	—	—	—	—	12,000
Matthew I. Smith (2)	—	—	—	—	—	—	—
Read Van de Water (3)	—	—	—	—	—	—	—
Richard Gerhardt	12,000	—	—	—	—	—	12,000
Wesley A. Taylor (4)	9,000	—	—	—	—	—	9,000

(1)	All compensation for Ashley B. Smith is reported in Compensation of Executive Officers.
(2)	Matthew I. Smith was appointed as a Director in December 2023. He is a member of management and does not receive additional compensation as a director.
(3)	Read Van de Water was appointed as a Director in December 2023 and did not attend any meetings in 2023.
(4)	Wesley A. Taylor retired in December 2023.

Executive Officers

The executive officers of the Company are:

Name	Age	Director or Executive Officer Since	Position
Ashley B. Smith	62	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

Stephanie Poe	34	2023	Chief Financial Officer, Secretary, and Treasurer

Stephanie Poe. Chief Financial Officer, Secretary, and Treasurer. Stephanie Poe has served as Chief Financial Officer, Secretary, and Treasurer of the Company since January 2023. Prior to becoming the Chief Financial Officer, Secretary, and Treasurer, Ms. Poe served as the Controller for the Company since January 2022 and the Accounting Manager for the Company since 2017. Prior to joining the Company, Ms. Poe worked at Ernst & Young as part of their tax practice. Ms. Poe is a Certified Public Accountant and holds a Bachelor of Science degree in Accounting from Appalachian State University and a Master of Science degree in Accounting from George Mason University.

For the biography of Mr. Ashley B. Smith please see “Proposal No. 1—Election of Directors”.

11

Proposal No.2

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF BDO USA, P.C.

 AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING

December 31, 2024

The Company has selected BDO USA, P.C. to serve as its independent registered public accounting firm for the year ending December 31, 2024.

The Board unanimously recommends that Stockholders vote FOR the ratification of the selection of BDO USA, P.C. as the independent auditors for the Company for the year ending December 31, 2024.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As reported in the Company’s Current Report on Form 8-K filed on August 23, 2023, the Company engaged BDO USA, P.C. as our independent registered public accountants on August 23, 2023. The decision to engage BDO USA, P.C. was approved by the Audit Committee of the Company’s Board of Directors. BDO USA, P.C. was engaged as the Company’s independent registered accounting firm for the fiscal ended December 31, 2023.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of the Company.

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s independent registered public accounting firm, and the internal control functions as they relate to the preparation of the financial statements.

Among other things, the Audit Committee reviews and discusses with management and with the Company’s independent registered public accounting firm the results of the Company’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended December 31, 2023.

The Audit Committee acts pursuant to a written charter. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held three meetings during the fiscal year ended December 31, 2023.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable Nasdaq Marketplace and applicable SEC Rules. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them.

Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, BDO USA, P.C., was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, P.C., the Company’s audited financial statements as of and for the year ended December 31, 2023. The Audit Committee also discussed with BDO USA, P.C. the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, P.C. its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.

Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, P.C. the scope and results of their respective assessments of the Company’s internal control over financial reporting. The Audit Committee meets once each quarter with its independent registered public accounting firm and management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings press releases. The Audit Committee also intends to meet separately with its independent registered public accounting firm without the members of management present on at least an annual basis.

Based on the review and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.

The Audit Committee:
James Russell Bruner
Read Van de Water
Richard Gerhardt

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AUDIT AND RELATED FEES

The aggregate fees billed for each of the past two fiscal years for professional services rendered by BDO USA, P.C., Richmond, VA, the principal accountant for the audit of the Company for the year ended December 31, 2023, and FORVIS, LLP, Richmond, VA, the principal accountant for the audit of the Company for the year ended December 31, 2022; for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other fees for products and services are shown in the table below (in thousands).

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-K and 10-Q’s or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

The Company has a separate standing Audit Committee. All members of the Audit Committee are considered to be independent when using the definition of the Nasdaq Marketplace Rules.

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services performed by its independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules.

Fees billed for services by BDO USA, P.C. related to fiscal 2023 and by FORVIS, LLP related to fiscal 2022 are as follows:

	2023	2022
Audit Fees	$454	$336
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—

Total Fees	$454	$336

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of June 3, 2024, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based only on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Number of Shares Beneficially Owned (2)	Percentage of Class
Rodney I. Smith (1)(3)	549,499	10.4%

Ashley B. Smith (1)(3)	205,687	3.9%

James Russell Bruner (1)	12,594	*

Matthew I. Smith (1)(3)	10,206	*

Read Van de Water (1)	—	—

Richard Gerhardt (1)	7,131	*

Stephanie Poe (1)	828	*

Thompson Davis & Co., Inc. (4)	1,527,191	29.0%

All directors and executive officers as a group (6 persons)	236,446	4.5%

*Less than 1%

(1)

The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, James Russell Bruner, Matthew I. Smith, Richard Gerhardt, and Mss. Read Van de Water and Stephanie Poe is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728.

(2)

Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)

Ashley B. Smith and Matthew I. Smith are brothers and the sons of Rodney I. Smith. Each of Rodney I. Smith, Ashley B. Smith, and Matthew I. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4)	Address of holder is 9030 Stony Point Pkwy, Ste 100, Richmond, VA 23235. Based on the Form 13-D filed with the Securities and Exchange Commission on March 7, 2024 by Thompson Davis & Co., Inc.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2023 regarding the Company's equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	89,303
Total	—	—	89,303

(1) The Equity Plan has a balance of 89,303 shares of stock unissued and available for award at December 31, 2023.

On October 13, 2016, the Company's Board of Directors adopted the Equity Plan. Employees, directors and consultants of the Company are eligible to participate in the Equity Plan. The Equity Plan is administered by the Compensation Committee of the Board of Directors or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the committee (the "Committee"). The Equity Plan provides for the grant of equity-based compensation in the form of restricted stock, restricted stock units, performance shares, performance cash and other share-based awards. The Committee has the authority to determine the type of award, as well as the amount, terms and conditions of each award, under the Equity Plan subject to the limitations and other provisions of the Equity Plan. An aggregate of 400,000 shares of the Company's common stock, par value $.01 per share, were authorized for issuance under the Equity Plan, subject to adjustment for stock splits, dividends, distributions, recapitalizations and other similar transactions or events, of which amount 89,303 remains available for issuance at December 31, 2023. If any shares subject to an award are forfeited, expire, or otherwise terminate without issuance of such shares, such shares shall, to the extent of such forfeiture, expiration, or termination, again be available for issuance under the Equity Plan.

15

Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for 2023 and 2022 to the principal executive officer as well as the other executive officer of the Company (the “named executive officers”) as of the end of 2023:

Summary Compensation Table

	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Ashley B. Smith	2023	329,059	24,150	—	11,982	365,191
Chief Executive Officer and President (3)	2022	321,769	155,256	—	12,200	489,225

Stephanie Poe	2023	147,290	10,000	—	6,292	163,582
Chief Financial Officer, Secretary, and Treasurer (4)

(1)	Represents salaries paid in 2023 and 2022 for services provided by each named executive officer serving in the capacity listed.

(2)	Represents amounts paid for annual performance-based bonus related to operations for the prior year.

(3)	“All Other Compensation” includes Company matching contributions to the 401(k) plan in the amounts of $11,982 and $12,200 for the years 2023 and 2022, respectively.

(4)	“All Other Compensation” includes Company matching contribution to the 401(k) plan in the amount of $6,292 for the year 2023.

16

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2023.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Ashley B. Smith	—	—	—	—	—	—	—	—
Stephanie Poe	—	—	—	—	—	—	—	—
TOTAL	—	—			—	—	—	—

17

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company has entered into an employment agreement (the “Employment Agreement”), dated as of November 11, 2020, with Ashley B. Smith pursuant to which Mr. Smith serves as the Chief Executive Officer and President of the Company.

The Employment Agreement was initially for a term of three years commencing on November 11, 2020 (the “Effective Date”) through and including November 10, 2023 (the “Employment Period”). Commencing on the first anniversary of the Effective Date, and on each annual anniversary thereafter (such date and each annual anniversary thereof shall be hereinafter referred to as the “Renewal Date”), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 180 days prior to the Renewal Date the Company shall give notice to Mr. Smith, or Mr. Smith shall give notice to the Company, that the Employment Period shall not be so extended. The Employment Agreement provided for an initial base salary (“Base Salary”) of $300,000 per year, with an increase of no less than 3% per annum, based on advice provided by a compensation consultant in 2019. Mr. Smith’s Base Salary shall be reviewed annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”) pursuant to its normal performance review policies for senior executives and may be increased but not decreased. Mr. Smith is also entitled to receive an annual bonus incentive payment (the “Incentive Bonus Payment”) as determined by the Compensation Committee in its discretion and, if applicable, in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Compensation Committee with respect to such fiscal year. Mr. Smith shall also be eligible to participate in long term cash and equity incentive plans and programs applicable to senior officers of the Company.

The Employment Agreement further provides that if Mr. Smith is terminated by the Company without Cause or leaves the Company with Good Reason (generally, for material diminution in Mr. Smith’s Base Salary, target Incentive Bonus Payment, or position, authority, duties or responsibilities, relocation of Mr. Smith’s principal place of business to a location more than 30 miles from Mr. Smith’s principal place of business or material breach by the Company of the Employment Agreement), Mr. Smith shall be paid his Base Salary pro-rated through the date of termination, any Incentive Bonus Payment earned for a prior award period but not yet paid, any accrued vacation or paid time off to the extent not paid and unreimbursed business expenses (collectively, the “Accrued Obligations”) and any other amounts or benefits required to be paid or provided or which Mr. Smith is eligible to receive through the date of termination (the “Other Benefits”). In the event such termination occurs within two years following a change of control, Mr. Smith shall also be entitled to a lump sum payment equal to the product of (a) 2.99 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). In the event such termination does not occur within two years following a change of control, Mr. Smith shall be entitled to receive an aggregate amount, payable in equal monthly cash payments over a period of 24 months, equal to the product of (a) 2.0 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). The Company shall also continue to provide Mr. Smith and his dependents with health and other insurance coverage for 24 months following such termination.

If Mr. Smith’s employment is terminated for Cause, because Mr. Smith voluntarily resigns without Good Reason or due to the death of Mr. Smith, Mr. Smith, or his estate, as applicable, shall be paid the Accrued Obligations and the Other Benefits. If Mr. Smith’s employment is terminated due to disability, Mr. Smith shall be paid his Base Salary in equal monthly payments for one year commencing on the date of termination, the Target Incentive Bonus Payment for the year of termination of employment (or, if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination), the Accrued Obligations and the Other Benefits.

Mr. Smith is also subject to non-competition and non-solicitation restrictions during the Employment Period and for a period of two years thereafter.

The Company entered into a Change of Control Severance Agreement, dated as of January 8, 2024, with Stephanie Poe, the Company’s Chief Financial Officer, Secretary and Treasurer.

The Severance Agreement provides that, in the event of departure of Ms. Poe, upon Ms. Poe’s last day of employment with the Company (the “Termination Date”), Ms. Poe shall receive her accrued but unpaid Base Pay and vacation along with reimbursement for valid business expenses and any vested Employee Benefits, regardless of whether Ms. Poe signs a release of claims against the Company (a “Release”). In addition, if Ms. Poe sustains a Qualifying Termination (the Company terminates Ms. Poe without Cause or Ms. Poe leaves the Company for Good Reason (generally, for material diminution in Ms. Poe’s Base Pay, or position, authority, duties or responsibilities, relocation of Ms. Poe’s principal place of business to a location more than 30 miles from Ms. Poe’s principal place of business or material breach by the Company of the Severance Agreement)) and executes and delivers a Release to the Company, the Company shall provide Ms. Poe with cash payments equal to one year of Base Pay, payable in substantially equal monthly installments over the twelve (12) month period following the Termination Date. For a twelve (12) month period, the Company shall also continue to provide Ms. Poe with Employee Benefits that are reasonably equivalent (and at the same cost to Ms. Poe) to the Employee Benefits provided to Ms. Poe immediately prior to the Termination Date and Ms. Poe shall be entitled to receive a single lump sum cash payment equal to the average of her prior three (3) year annual cash bonuses. In addition, if Ms. Poe’s Qualifying Termination occurs within 24 months following a Change in Control, as of the effective date of the Release, all of Ms. Poe’s (i) outstanding and unvested stock options shall become fully vested and exercisable and (ii) outstanding and unvested time-based restricted stock units shall become fully vested.

Ms. Poe is also subject to non-competition and non-solicitation restrictions during her employment with the Company and for a period of one year after the Termination Date.

The Company has an agreement with its former Chief Executive Officer and former Chairman of the Board, Rodney I. Smith. Mr. Smith ceased providing services as Chief Executive Officer in May 2018. The agreement provides for an annual royalty fee of $99,000 payable as consideration for his assignment to the Company of all of Mr. Smith’s rights, title and interest in certain patents. Payment of the royalty continues for as long as the Company is using the inventions underlying the patents. Mr. Smith is currently being compensated with respect to royalty payments in accordance with the agreement.

18

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our sole Non-PEO named executive officer (“NEO”) and Company performance for the fiscal years listed below.  The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Summary Compensation Table Total for Sole Non-PEO NEO (1)	Compensation Actually Paid to Sole Non-PEO NEO (1)(2)(3)	Value of Initial Fixed $100 Investment Based on TSR (4)	Net Income

2023	$365,191	$665,971	$163,582	$163,507	$418	$795,000

2022	$489,225	$(101,387)	$230,725	$(5,115)	$262	$800,000

2021	$745,440	$1,652,666	$387,190	$838,430	$497	$7,570,000

(1)

The PEO for fiscal years 2023, 2022, and 2021 was Ashley B. Smith. The sole non-PEO NEO for fiscal year 2023 was Stephanie Poe and for fiscal year 2022 and 2021 was Adam J. Krick, the Company’s former Chief Financial Officer.

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)

To calculate the amounts of Compensation Actually Paid to the PEO and Non-PEO in each of 2023, 2022, and 2021, the following adjustments were made to the PEO’s and Non-PEO NEO Summary Compensation Table Total for each respective year:

	2023		2022		2021
Elements Subtracted/Added to Calculate Compensation Actually Paid	PEO	Non-PEO NEO	PEO	Non-PEO NEO	PEO	Non-PEO NEO

Summary Compensation Table Total	$365,192	$163,582	$489,225	$230,725	$745,440	$387,190

Plus fair value of equity compensation granted in the current fiscal year outstanding and unvested at the end of the current fiscal year and valued at the end of the current fiscal year	—	—	—	—	902,541	418,817

(Minus) Fair value of equity compensation granted in current fiscal year outstanding and unvested at the end of the current fiscal year shown in the Summary Compensation Table	—	—	—	—	(275,446)	(135,667)

Change in fair value from the end of the prior fiscal year of equity compensation outstanding and unvested at the end of the current fiscal year for equity awards granted in prior fiscal years	301,530	—	(464,704)	—	125,154	75,100

Plus fair value as of the vesting date of equity compensation granted and vested in the current fiscal year	—	—	—	—	29,283	17,890

Change in fair value from the end of the prior fiscal year to the vesting date of any equity compensation granted in prior fiscal years and vested in the current fiscal year	(750)	(75)	(126,359)	(75,800)	125,124	75,100

(Minus) fair value of equity forfeited in the current fiscal year	—	—	—	(160,040)	—	—

Compensation Actually Paid	$665,971	$163,507	$(101,837)	$(5,115)	1,652,666	838,430

(4)

Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on the last fiscal day in 2023, 2022, and 2021 respectively, calculated in accordance with Item 201(e) of Regulation S-K.

19

Overall, Compensation Actually Paid (“CAP”) tracked very closely with the Company’s stock price, which has primarily driven the fluctuations in our CAP values as shown above. For fiscal 2023, CAP was significantly higher than the Summary Compensation Table (“SCT”) Total due to the high volatility (increase) in stock price at the end of fiscal year 2023 from the end of fiscal year 2022. In fiscal year 2022, CAP was significantly lower than the SCT total and lower than the respective CAP values in fiscal 2021 due to the Company’s decrease in stock price performance in 2022 from 2021. In fiscal year 2022, CAP was significantly lower than the SCT total and lower than the respective CAP values in fiscal 2021 due to the Company’s decrease in stock price performance in 2022 from 2021.

The increase in the Company’s stock price that contributed significantly to the CAP in fiscal 2023 also drove the Company’s TSR as of the end of fiscal year 2023. The decrease in the Company’s stock price that contributed significantly to the lower CAP in fiscal 2022 also drove the reduction in the Company’s TSR.

The close relationship between TSR and CAP was evident across the fiscal years in the table above. Our CAP at the end of fiscal 2023 significantly increased as a direct result of our strong TSR through the end of fiscal 2023. Through fiscal 2022, our TSR decreased (although still greater than the initial fixed $100 investment), and the CAP to our NEOs declined significantly. Through fiscal 2022, our TSR decreased, which led to our CAP values declining relative to fiscal 2022 SCT totals.

Our net income was not as strongly correlated with CAP given a significant portion of our executive compensation program is granted in equity, thereby directly tied to our stock price performance. However, in fiscal 2023, our net income performance was the strongest and the CAP values to our NEOs were the highest. The increase in net income from fiscal 2022 to 2023 was also aligned with an increase in CAP over this period.

20

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of BDO USA, P.C., our current independent registered public accounting firm, is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed June 10, 2024 as the record date for the determination of Stockholders entitled to vote at this Annual Meeting. On or about that date, 5,349,599 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies electronically or by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The notice of revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order to be included in proxy material for next year’s Annual Meeting, stockholders’ proposed resolutions must be received by the Company no later than February 28, 2025. In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received earlier than May 9, 2025 or after June 9, 2025, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2025. If the Board of Directors chooses to present a proposal submitted after June 9, 2025 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

Notwithstanding the above, in case the next annual meeting of stockholders is to be held more than 30 days before or more than 60 days after the anniversary date of this Annual Meeting, then the notice described above must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or if the public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date that public disclosure of the annual meeting was first made.

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HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers, and other nominee record holders may have sent a proxy statement, proxy card, and an annual report to stockholders to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

The Company makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. The filings are also available on the SEC's website (www.sec.gov). To access these filings, go to our website (www.smithmidland.com) and click on the heading "Investors/SEC Filings." Copies of Smith-Midland's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary at Smith-Midland at 5119 Catlett Road, Midland, VA 22728.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Ashley B. Smith
Ashley B. Smith
Chairman of the Board of Directors

Midland, Virginia

June 24, 2024

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE IF YOU RECEIVED THIS PROXY IN THE MAIL, OR FOLLOW THE INSTRUCTIONS CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE ON THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED ON THE INTERNET.

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